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                                                                   EXHIBIT 10.01


PAINEWEBBER

                       INSTITUTIONAL FUTURES AND OPTIONS

                             ACCOUNT DOCUMENTATION

                            PAINEWEBBER INCORPORATED
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                        INSTITUTIONAL ACCOUNT DOCUMENTS
                        COMMODITIES, FUTURES AND OPTIONS


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      Branch                          Account Number                                 Broker
    T         8            1         3         2         0         0                 Y         A
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                   Full Account Name    Federal Tax I.D. No.

  Campbell Alternative Asset Trust                   52-2238521

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              PLEASE READ THE SEPARATE RISK DISCLOSURE STATEMENTS
                            BEFORE SIGNING THIS FORM
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1.  INTRODUCTION

     In this Agreement, "Customer" means Campbell Alternative Asset Trust. "PaineWebber" means PaineWebber Incorporated, its successor firms, subsidiaries, correspondents, affiliates and assigns. "Contracts" mean physical commodities, commodity futures, financial futures, and options on any of the forgoing. "Account" means any and all accounts opened or maintained by PaineWebber on Customer's behalf to trade Contracts. "Property" means all Contracts, securities and commodities, including but not limited to cash, monies, stocks, options, bonds, notes, forward contracts, futures contracts, physical commodities, commodity options, certificates of deposit and other obligations.

     In consideration of PaineWebber's opening and maintaining an Account, Customer hereby represents and agrees as follows:

2.  CUSTOMER REPRESENTATIONS

     Customer represents and warrants that (i) it is authorized to enter into transactions in Contracts and to execute this Agreement and perform its obligations, and has taken all necessary action to authorize such execution and performance; (ii) it shall enter into such transactions as principal (or, if agreed in writing in advance of the execution of any transaction on Customer's behalf by PaineWebber, as agent for a disclosed principal); (iii) each person signing this Agreement on Customer's behalf is duly authorized to do so on its behalf (and on behalf of any such disclosed principal) and to bind Customer to the obligations, representations and warranties under this Agreement; (iv) Customer has obtained all authorizations of any governmental body required in connection with this Agreement and such authorizations are in full force and effect; and (v) the execution, delivery and performance of this Agreement and any transaction in Contracts entered into by Customer will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. Upon the execution of any transaction by PaineWebber on Customer's behalf, Customer shall be deemed to repeat all of the foregoing representations.

3.  APPLICABLE LAW

     Customer agrees to conduct its business with PaineWebber in accordance with all applicable federal and state laws and regulations. Customer agrees to take no action placing PaineWebber in violation of any such law or regulation, or in violation of the rules, regulations or other requirements of the exchanges or clearing houses on which PaineWebber executes transactions for Customer, including margin requirements. If Customer itself violates or causes PaineWebber to violate any such rule, regulation or other

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requirement, or any applicable federal or state law or regulation, Customer shall indemnify and hold PaineWebber harmless from the consequences.

4.  TRADING RECOMMENDATIONS

     Customer acknowledges that any trading recommendation or information furnished by PaineWebber is provided without any warranty, representation or guaranty as to accuracy, completeness, profitability or timeliness and Customer shall in no way hold PaineWebber responsible for any loss incurred as a result of PaineWebber's recommendations or suggestions.

     PaineWebber, and its officers, directors, affiliates, stockholders, or employees may take or hold positions in, or advise other customers concerning Contracts which are the subject of recommendations or information provided to Customer, which positions or advice may be inconsistent with recommendations given to, or positions established by Customer.

5.  COMMISSIONS AND FEES

     Customer understands that PaineWebber charges commissions for the execution of transactions. Customer shall pay such commissions, as defined in Campbell Alternative Asset Trust's Prospectus and agreed to by both parties to this Agreement. Such charges incurred in connection with transactions in the Account, including, without limitation, any tax, transaction fee, charge, fine, penalty or other expense imposed by any exchange, clearing house, Self-Regulatory Organization or governmental body are acknowledged by the Customer.

6.  CONFIRMATIONS

     Verbal reports of the execution of orders made by PaineWebber to Customer prior to the opening of business on the business day following the execution of each trade shall be conclusive and deemed ratified if not objected to immediately. PAINEWEBBER'S STATEMENTS AND CONFIRMATIONS ARE IMPORTANT. PAINEWEBBER RECOMMENDS THAT CUSTOMER HAVE DUPLICATE STATEMENTS AND CONFIRMATIONS SENT TO CUSTOMER'S INTERNAL AUDITOR, AND TO ANY PERSON RESPONSIBLE FOR MONITORING CUSTOMER'S TRADER. CUSTOMER AGREES TO REVIEW ALL STATEMENTS AND CONFIRMATIONS UPON RECEIPT, AND TO NOTIFY PAINEWEBBER IMMEDIATELY IF CUSTOMER BELIEVES THERE IS ANY ERROR OR OMISSION OR IF THE WRITTEN REPORT IS NOT CONSISTENT WITH THE PREVIOUS VERBAL REPORT SO THAT THE DISCREPANCY CAN BE RECONCILED PROMPTLY. Customer shall be responsible for any failure to so notify PaineWebber and for any delay in notifying PaineWebber of any error, omission or discrepancy.

Any such notification should be directed to:

                                PAINEWEBBER INCORPORATED
                                Attention: Manager, Futures Credit Department 800 Washington Boulevard
                                Jersey City, New Jersey 07310-1998
                                (201) 318-3000
                                (312) 533-8217 (Fax)

     If Customer fails to make such notification, Customer shall be deemed to have adopted and ratified any such trade and to have waived any right to have it removed from the Account. Losses incurred from any delay in notifying PaineWebber shall be borne by Customer and in any event Customer agrees that reports of the execution of orders and statements of account will be conclusive and will be accepted as belonging to Customer if not objected to within two (2) business days from the date the statement, confirmation or duplicate is received. If PaineWebber discovers any error or omission, PaineWebber has the right to correct it and adjust Customer's Account accordingly. If PaineWebber does so, it will promptly notify Customer, which notification may be in the form of a written confirmation or statement.

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7.  DELIVERY OR EXERCISE

     In the event Customer undertakes to exercise an option or to accept an option assignment, or PaineWebber undertakes to sell or deliver, or buy or take delivery of any Property on behalf of Customer, Customer shall supply PaineWebber with the instructions and/or Property at the time, in the manner and under the terms and conditions necessary for PaineWebber to effect such exercise or delivery. If Customer fails to so supply PaineWebber with same before any deadline PaineWebber may reasonably set, then, in addition to any other right or remedy PaineWebber may have, PaineWebber may purchase or borrow for the account of Customer any Property necessary to make or receive delivery on such terms and conditions as PaineWebber, in its discretion, may determine. If funds, documents, or instructions are not received by the time specified, PaineWebber may, without notice to Customer and upon such terms and by such methods as PaineWebber may determine in its discretion, (i) exercise or liquidate the positions of Customer; (ii) make or receive delivery of the positions of Customer; (iii) make or receive delivery on behalf of Customer; or (iv) allow Contracts to expire, all for the account and risk of Customer.

8.  POSITION LIMITS

     PaineWebber has the right, at any time and in its discretion, to limit the number of open positions in Property that may be carried in Customer's Account. Customer shall not exceed any position limit that may be established by PaineWebber or by any governmental regulation or the rules of any exchange or Self-Regulatory Organization, whether Customer is acting alone or in concert with others. If Customer exceeds any such limit, PaineWebber may, in its discretion, decline to accept any order, or require that positions in Customer's Account be transferred to another firm, and liquidate any position that is not promptly transferred. Customer shall promptly notify PaineWebber of any position for which Customer is required to file reports under any governmental regulation or the rules of any exchange or Self-Regulatory Organization, including any large trader report filed with the Commodity Futures Trading Commission or any exchange or Self-Regulatory Organization. When and if PaineWebber imposes its own position limits on Customer, PaineWebber does so for internal reasons, (such as limiting PaineWebber's own financial exposure). Customer may make its own determination what limits are appropriate for Customer. Customer agrees not to look to PaineWebber to enforce it's own self-imposed limits.

9.  FURNISHING INFORMATION

     Upon request, Customer shall promptly furnish PaineWebber with such documents and information relating to any transaction or position effected or carried for Customer (including, without limitation, any transaction in physical commodities in connection with an exchange for physicals transaction on any exchange) considered necessary by PaineWebber to ensure compliance with any law, governmental regulation or the rules of any exchange, clearing house or Self-Regulatory Organization applicable to PaineWebber. PaineWebber may, from time to time, contact third persons to verify any financial information furnished to it by Customer.

10.  EMERGENCY ACTIONS

     In addition to any other right or remedy PaineWebber has under this Agreement, any governmental regulation or the rules of any exchange, clearing house or Self-Regulatory Organization, PaineWebber is authorized, without notice to Customer, to take such steps as it, in its discretion, considers necessary or appropriate in the event any exchange, clearing house, Self-Regulatory Organization or governmental authority orders emergency or other action. Such authority may include, without limitation, steps to (i) liquidate Property carried in the Account of Customer, (ii) enter into straddle or spread positions, or (iii) transfer Property in any account of Customer at PaineWebber to another account of Customer at PaineWebber or another futures commission merchant or broker.

11.  CURRENCY EXCHANGE RATES

     In the event that any transaction is effected on any exchange in a foreign currency, any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency shall be entirely for the account and risk of Customer. Initial and subsequent deposits for margin purposes shall be made in United

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States currency, unless PaineWebber requests or specifically agrees with
Customer to accept any such deposit in the currency of some other country, in which case such deposit shall be made in such currency. When any position is liquidated, PaineWebber will debit or credit the Account of Customer in United States currency at the rate of exchange determined by PaineWebber in good faith, unless Customer shall have given PaineWebber specific written instructions to make such debit or credit in the foreign currency involved. Certain transactions in foreign currencies will also be subject to the Subordination Agreement and Disclosure Relating to Funds Held Outside the United States.

12.  EVENTS BEYOND PAINEWEBBER'S CONTROL

     PaineWebber will not be liable for delays or errors in the transmission or execution of orders due to (i) the breakdown or failure of transmission or communication facilities; (ii) government, market or exchange restrictions;
(iii) suspension of trading; (iv) war, strikes, or natural disasters; or (v) for any other cause beyond PaineWebber's control.

13.  COMMUNICATIONS

     a. All reports of transactions, statements, notices and other communications required or permitted under this Agreement may be transmitted to Customer at the address or to any of the telephone, telex or telefax numbers specified by Customer in this Agreement, or at such other address or number as Customer may specify by written notice to PaineWebber. All such reports, statements, notices and other communications will be deemed delivered when telephoned, or when delivered in person, or when deposited in the United States mail, or when dispatched in the case of telex, telefax or other electronic transmission.

     b. PaineWebber may record any telephone conversation between any of its employees and Customer. Customer agrees to such recording without further notice and waives any and all rights to object to the admissibility into evidence of any such recording in any legal proceeding. This Agreement shall not obligate PaineWebber to make any such recording, to keep any recording it makes, or to make available to Customer any such recording.

     c. Customer acknowledges that all price quotations, trade reports and other information are subject to correction, as well as delays in reporting.

14.  INDEMNIFICATION, CONTRIBUTION AND REIMBURSEMENT

     a. Customer agrees to indemnify PaineWebber and its shareholders, directors, officers, employees and agents against any liability which they may incur with respect to Customer's Account or as a result of Customer's violation of any obligation under this Agreement, or of Customer's misstatements in connection with Customer's Account. Such indemnification shall include, without limitation, legal fees and expenses, settlements of claims, interest and any fine imposed by an exchange, clearinghouse, Self-Regulatory Organization, or governmental body. PaineWebber will remain liable, however, for acts and omissions which arise from PaineWebber's breach of this Agreement or violation of any law, rule or governmental regulation, except to the extent that PaineWebber was acting in good faith or according to Customer's instruction.

     b.  If in any circumstance the indemnification provided for in paragraph
         (a) is legally held to be unavailable from Customer, the parties will contribute to such liability in proportions appropriate to reflect the parties' relative benefits and faults in connection with any act or omission.

     c. Customer agrees to reimburse PaineWebber and its shareholders, directors, officers, employees and agents on demand for any cost incurred in collecting any sum Customer owes under this Agreement and any cost of successfully defending against any claim asserted by Customer.

     d. Any outstanding debit balance in Customer's Account will accrue interest, in accordance with PaineWebber's usual custom, at the maximum rate permitted by the laws of the State of New York. Any such interest unpaid at the end of a calendar month will be added automatically to the opening balance in such Customer Account for the next calendar month.

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15.  MARGINS AND PREMIUMS

     With respect to each Contract purchased, sold or cleared for Customer, Customer shall make, or cause to be made, all applicable original margin, variation margin and premium payments, and perform all other obligations attendant to transactions or positions in Contracts, as such payments or performance may be required by PaineWebber, applicable federal and state law and regulations, and the rules, regulations and other requirements of the applicable exchange or clearing house. It is understood and agreed that margins required by PaineWebber may be higher than the minimum required by various exchanges and may be increased at any time and from time to time without prior notice to Customer.

16.  SECURITY

     a. As security for the performance of all of Customer's obligations to PaineWebber arising in connection with the Account, transactions and/or positions included in this Agreement, Customer hereby pledges, assigns and grants PaineWebber a lien on and security interest in all of Customer's Property in Customer's accounts at PaineWebber (whether held as margin, or for safekeeping or otherwise). Customer shall take such actions as PaineWebber reasonably requires to perfect this lien and security interest.

     b.  If,

          i. Customer commences a voluntary case, or an involuntary case is commenced against Customer, under any applicable bankruptcy, insolvency or other similar law, or a receiver, liquidator, trustee, custodian, sequestrator, or other similar official is appointed or takes possession of Customer or Customer's property, or Customer is insolvent, makes any general assignment for the benefit of creditors, or fails generally to pay debts as they become due; or

          ii. Customer takes any corporate, partnership or other action to effect a dissolution, liquidation, reorganization, or winding up of Customer's affairs; or

          iii. Customer fails or refuses to pay margin or any other sum as and when due or defaults in the performance of any of its other obligations under this Agreement; or

     PaineWebber may take any action set forth in Section 11 (Emergency Actions) and may also take any one or more of the following actions with respect to Customer's Account:

     A. sell, exercise, offset, deliver or otherwise liquidate any or all Property long;

     B. buy in, offset, take delivery of, or otherwise liquidate any or all Property short;

     C. buy or sell Property, or enter into and/or liquidate straddle or spread positions, in order to liquidate or reduce the risk associated with carrying any Property long or short;

     D. cancel any outstanding order, close out any or all outstanding Contracts, close the Account, sell, set off against or otherwise dispose of any Property (whether held as margin or otherwise) and satisfy any obligation Customer may have to PaineWebber or its agents out of any such Property or the proceeds from its sale or other disposition; or

     E. exercise all rights and remedies of a secured party under the Uniform Commercial Code and other applicable law.

     Any of these actions may be taken without demand for margin or additional margin, and without notice to Customer. In all cases, a prior demand, call or notice of the time or place of sale or purchase shall not be considered a waiver of PaineWebber's right to sell or to buy without demand, call or notice as herein provided. Any purchase, sale, offset or liquidation may be made, in PaineWebber's discretion, either by direct sale or purchase in the same market and for delivery in the same month, or in another market or another month, or by spread or straddle transactions, and may be made on any exchange or elsewhere. PaineWebber will not be liable for any loss incurred or any damage which Customer suffers because of this action. In the event that the Property which PaineWebber holds and applies is insufficient for the payment in full of all of Customer's obligations owing to PaineWebber, Customer shall remain liable for the deficit upon demand, together with interest thereon and all costs of collection (including attorney's fees and expenses.)
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17.  TERMINATION

     This Agreement may be terminated by either party hereto in its sole discretion upon giving ten (10) days notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Property then outstanding and will not relieve either party of any obligation in connection with any debit balance or credit balance or other liability or obligation accruing prior to such termination.

18.  TRADING SESSION ACKNOWLEDGMENT

     Customer understands and acknowledges that PaineWebber may provide brokerage service for the trading of Contracts on various exchanges and at various times. Customer further acknowledges that this Agreement does not entitle Customer to participate in any particular trading session unless qualified in accordance with PaineWebber policy.

19.  GOVERNING LAW

     THIS AGREEMENT AND ITS ENFORCEMENT SHALL BE GOVERNED BY THE LAWS OF THE UNITED STATES AND THE STATE OF NEW YORK AND ITS PROVISIONS SHALL BE CONTINUOUS, AND SHALL COVER INDIVIDUALLY AND COLLECTIVELY ALL ACCOUNTS WHICH CUSTOMER MAY OPEN OR REOPEN WITH PAINEWEBBER TO TRADE CONTRACTS AND EACH AND EVERY TRANSACTION EFFECTED OR POSITION CARRIED FOR CUSTOMER.

20.  SEVERABILITY/WAIVER/MODIFICATION

     a. Each provision herein shall be treated as separate and independent from any other provision and will be enforceable notwithstanding the inability to enforce any other provision.

     b. If any provision herein is or should become inconsistent with any present or future law, rule or regulation, such provision will be deemed to be rescinded or modified in accordance with any such law, rule or regulation. In all other respects, this Agreement will continue and remain in full force and effect.

     c. No waiver or breach of, or default under, any provision of this Agreement shall constitute a waiver or breach of, or default under, any other provision of this Agreement. Any failure on PaineWebber's part to exercise any right, privilege or remedy under this Agreement, or under applicable laws, governmental regulations or rules, shall not give rise to any right, privilege or remedy on the part of Customer, it being understood that such rights, privileges and remedies are for PaineWebber's protection.

     d. No material provision of this Agreement shall in any respect be waived, altered, modified or amended except in writing, signed by the parties' authorized officers, or except as a result of the parties' need to comply with any law, rule, or regulation or amendment thereto.

     e. This Agreement and any document annexed hereto constitute the entire agreement between the parties. Customer has not relied on any statement, representation, promise or understanding of any kind not embodied herein.

OPTIONAL AUTHORIZATIONS


21.  AUTHORIZATION TO CROSS TRANSACTIONS (OPTIONAL)



     Customer authorizes PaineWebber, its affiliates, directors, officers, employees, agents, and any floor broker acting on PaineWebber's behalf in any transaction for Customer's Account, to take the other side of Customer's Contracts, without prior notice to Customer, subject to such Contracts being executed at prevailing prices in accordance with the Commodity Exchange Act and all applicable contract market rules.


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22.  OPTIONAL ELECTIONS


     The following provisions, which are fully set forth in this agreement, need not be entered into to open an Account with PaineWebber. Customer agrees that Customer's optional elections are as follows (please provide signature and date):

     AUTHORIZATION TO TRANSFER FUNDS (Agreement Section 23):


                                  NA

                                ------------------------------------------------
                                Authorized Signature    Date

     AUTHORIZATION TO CROSS TRANSACTIONS (Agreement Section 24):


                                  /s/ THERESA D. BECKS          1/2/01

                                ------------------------------------------------
                                Authorized Signature    Date

     ARBITRATION AGREEMENT (Agreement Section 25):


                                  NA

                                ------------------------------------------------
                                Authorized Signature    Date


23.  RULE 190.06(D) ELECTION


     Customer specifies and agrees that in the unlikely event of PaineWebber's bankruptcy, it prefers that the bankruptcy trustee (check appropriate box):

[ ] Election A -- Liquidate all open contracts without first seeking either of Customer's or its advisor's instructions

or

[X] Election B -- Attempt to contact Customer or its advisor for instructions with respect to the disposition of all open contracts


24.  ACKNOWLEDGMENT OF RECEIPT OF SEPARATE RISK DISCLOSURE DOCUMENTS


     Customer hereby acknowledges its separate receipt from PaineWebber, its review and its understanding of each of the following documents prior to the opening of Customer Account (please provide signature and date):

     RISK DISCLOSURE STATEMENT FOR FUTURES AND OPTIONS


                                  /s/ THERESA D. BECKS          1/2/01

                                ------------------------------------------------
                                Authorized Signature    Date

    SUBORDINATION AGREEMENT AND DISCLOSURE RELATING TO FUNDS HELD OUTSIDE OF THE UNITED STATES


                                            /s/ THERESA D. BECKS

                                ________________________________________________
                                                           1/2/01

                                ------------------------------------------------
                                Authorized Signature    Date

     MUTUAL OFFSET SYSTEM DISCLOSURE STATEMENT


                                            /s/ THERESA D. BECKS

                                ________________________________________________
                                                           1/2/01

                                ------------------------------------------------
                                Authorized Signature    Date
[ ]
[X]
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IN WITNESS WHEREOF the undersigned officers who are authorized to enter into and execute the foregoing Agreement on behalf of Customer, and hereby agree to its terms and conditions:

Customer Name & Address:     Campbell Alternative Asset Trust
                             C/O Campbell & Company, Inc, Managing Owner
                             210 West Pennsylvania Avenue, Suite 770
                             Towson, MD 21204


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By: Theresa D. Becks                                        By:
-----------------------------------------------------       -----------------------------------------------------

Title: Chief Financial Officer
      Campbell & Company, Inc., Managing Owner              Title:
-----------------------------------------------------       -----------------------------------------------------


Date: 1/2/01                                                Date:
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